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                                                             Exhibit 10.8


                            INDEMNIFICATION AGREEMENT

          THIS AGREEMENT, dated as of the ____ day of _________, 199_, is made by and between Electronic Hair Styling, Inc., a Delaware corporation having its principal place of business in the State of California (the "Company") and _____________ (the "Indemnitee"), a resident of ________________.

          WHEREAS, it is essential to the Company to retain and attract the most capable persons available as officers, directors, key employees or other agents; and

          WHEREAS, Indemnitee is currently serving as __________________________ (the "Position"); and

          WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of publicly-traded and other corporations, as a result of which competent and experienced persons have become more reluctant to serve in such positions, and as a result of which creative management and decision making has been deterred; and

          WHEREAS, the provision of indemnification will assist the Company in attracting and retaining the most skilled and competent officers and directors; and

          WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to allow Indemnitee to continue to provide service to the Company in an effective manner, the Company wishes to provide in this Agreement for the indemnification of the Indemnitee and for the advancing of expenses to Indemnitee, in each case to the full extent permitted by law and as set forth in this Agreement.

          NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee agree as follows:

          1. AGREEMENT TO SERVE. Indemnitee will continue to serve faithfully and to the best of his ability in the Position, at the will of the Company or pursuant to the terms of any separate agreement which may exist, so long as he is duly elected or appointed and qualified or until such time as he tenders his resignation in writing.

          2. RIGHT TO INDEMNIFICATION. In the event Indemnitee was or is made a party or was or is threatened to be made a party to or was or is involved or called as a witness in any action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes may lead to the institution of such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative, and any appeal therefrom (hereinafter, collectively a "Proceeding"), by reason of the fact that he was, is or had agreed to become a director, officer, employee, agent, fiduciary or Delegate (as defined herein) of the Company, Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted under the Delaware General Corporation Law (the "DGCL"), as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader



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indemnification rights than the DGCL permitted the Company to provide prior to such amendment) against all expenses (including reasonable attorneys' fees and all other costs, expenses, liabilities, obligations and disbursements in connection with investigating, prosecuting, defending, preparing to prosecute and defend, or being a witness or other participant in any Proceeding), liabilities and losses (including, but not limited to, judgements; fines; liabilities under ERISA for damages, excise taxes or penalties; damages, fines or penalties arising out of violation of any law related to the protection of the public health, welfare or the environment; and amounts paid or to be paid in settlement) incurred or suffered by such person in connection with any Proceeding (collectively, "Expenses"); PROVIDED, that except as provided in
Section 6 hereof, the Company shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Company.

          For purposes of this Agreement, a "Delegate" is any person serving at the request of the Company as a director, officer, trustee fiduciary, partner, employee or agent of an entity or enterprise other than the Company (including, but not limited to, service with respect to employee benefit plans and trusts).

          3. EXPENSES. Expenses incurred by Indemnitee in defending or otherwise being involved in a Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding, including any appeal therefrom, upon receipt of an undertaking (the "Undertaking") by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company; provided, that in connection with a Proceeding (or part thereof) initiated by Indemnitee, except as provided in
Section 6 hereof, the Company shall pay such Expenses in advance of the final disposition only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Company. The Undertaking shall provide that if Indemnitee has commenced Proceedings in a court of competent jurisdiction to secure a determination that he should be indemnified by the Company, he shall not be obligated to repay the Company during the pendency of such Proceeding. Any claim for expenses shall include a written statement setting forth in reasonable detail the costs and expenses incurred by Indemnitee.

          4. MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense or any Proceeding or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified hereunder against all Expenses incurred by Indemnitee in connection therewith.

          5. NOTICE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Proceeding for which indemnification will or could be sought under this Agreement.

          6. PROTECTION OF RIGHTS. If a claim under Section 2 or any agreement ("Other Agreement") providing indemnification to Indemnitee is not promptly paid in full by the Company after a written claim has been received by the Company or if Expenses


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pursuant to Section 3 or an Other Agreement have not been promptly advanced after a written request for such advancement accompanied by the Undertaking has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or the advancement of Expenses. If successful, in whole or in part, in such suit Indemnitee shall also be entitled to be paid the reasonable expense thereof. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required Undertaking has been tendered to the Company) that Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because he has met the applicable standard of conduct required under the DGCL, nor the actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee had not met the applicable standard of conduct.

          If a Change of Control has occurred, Indemnitee upon making a claim under Section 2 or seeking to avoid repayment to the Company pursuant to an Undertaking under Section 3 shall have (i) the right, but not the obligation, to have a determination made by independent legal counsel as to whether indemnification of the claimant is proper because he or she has met the applicable standard of conduct required under the DGCL; and (ii) shall have the right to select as independent legal counsel for such purpose any law firm as designated (or within a category designated) for such purpose in a resolution adopted by the Board of Directors of the Company prior to the Change of Control and in full force and effect immediately prior to the Change of Control. If a determination has been made in accordance with the preceding sentence, no determination inconsistent therewith by other legal counsel, by the Board of Directors, or by stockholders shall be of any force or effect, provided however, that Indemnitee shall maintain all rights granted hereby to bring an action as specified in the preceding paragraph.

          A "Change of Control" shall be deemed to have occurred if (i) individuals who as of May __, 1996 constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors of the Company, or (ii) there is a merger, consolidation or reorganization ("Merger") of the Company in which the Company is not the surviving entity (the "Survivor") and at any time following such Merger, Incumbent Directors do not constitute a majority of the Board of Directors of the Survivor; provided that any individual who becomes a director after May __, 1996 whose election, or nomination for election by the Company's stockholders was approved by a vote or written consent of at least two-thirds of the directors then comprising the Incumbent Directors shall be deemed to be an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest (as such term is used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended) relating to the election of the directors of the Company.


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          7.   NO PRESUMPTION.  For purposes of this Agreement, the termination of any Proceeding, by judgement, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification or contribution is not permitted by applicable law.

          8. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Indemnitee by this Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Company's Restated Certificate of Incorporation or By-Laws, other agreement, vote of stockholders or directors or otherwise.

          9. SELECTION OF COUNSEL. In the event the Company shall be obligated hereunder to pay the Expenses of any Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Proceeding at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee at the Company's expense without the consent of the Indemnitee.

          10. SUBROGATION. In the event of any payment under this Agreement to Indemnitee, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

          11. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Excluded Action or Omissions. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under applicable law; and

     (b) Claims under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.


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          12.  AMENDED; WAIVER.  No provision of this Agreement may be amended or modified except with the consent in writing of Indemnitee and the Company, nor may any provision of this Agreement be waived except in writing by the party granting such waiver. A waiver of any provision hereof shall not be deemed a waiver of any other provision hereof. Failure of either of the parties hereto to insist upon strict compliance with any provision hereof shall not be deemed to be a waiver of such provision or any other provision hereof.

          13. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Proceeding to the extent Indemnitee has otherwise actually received payment under any insurance policy, statute, provision of the Company's Restated Certificate of Incorporation or By-Laws, other agreement, vote of stockholders or directors or otherwise of the amounts otherwise indemnifiable.

          14. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Proceeding, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

          15. LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of coverage available for any officer of director of the Company.

          16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including, without limitation, any successor by purchase, merger, consolidation, reorganization or otherwise to all of substantially all of the business and/or assets of the Company) and their spouses, heirs, and personal and legal representatives.

          17. TERM. The provisions of this Agreement shall be applicable to all Proceedings, regardless of when commenced and regardless of whether relating to events, acts or omissions occurring before, on or after the date on which this Agreement becomes effective. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve in the Position; provided, however, that notwithstanding any other provision hereof, the Company shall have no obligations hereunder with respect to liability, losses and Expenses of any Proceeding to the extent that such liability, losses and Expenses relate to conduct of the Indemnitee which occurs after Indemnitee no longer holds the Position nor a position of a corporate officer or director of the Company.

          18. SEVERABILITY. If this Agreement or any portion hereof shall be invalidated or held to be unenforceable, such invalidity or unenforceability shall not affect the other provisions hereof, and this Agreement shall be deemed to be modified to the minimum extent necessary to avoid such invalidity or unenforceability, and as so modified this Agreement and the remaining provisions hereof shall remain valid and enforceable in accordance with their terms to the fullest extent permitted by law.


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          19.  NOTICE.  All notices and other communications hereunder shall be in writing and delivered by hand or by first class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          IF TO THE INDEMNITEE:

          ______________________
          ______________________
          ______________________
          ______________________


          IF TO THE COMPANY:

          Electronic Hair Styling, Inc.
          One Lovell Avenue
          Mill Valley, CA 94941
          Attention:  Don G. Hoff, President and Chief Executive Officer

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          20. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Delaware, without regard to the principles thereof respecting conflicts of law.

          21. CAPTIONS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

          22. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument originals.

          IN WITNESS WHEREOF, Indemnitee and the Company, pursuant to the authorization of its Board of Directors, execute this Agreement on the date stated below.

                                        ELECTRONIC HAIR STYLING, INC.


                                        By:
                                           -----------------------------
                                              Title:
                                              Date:

                                        INDEMNITEE


                                           -----------------------------
                                              Name:
                                              Date:


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